                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            DSA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    (1) Amount previously paid:

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No:

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    (3) Filing party:

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    (4) Date Filed:

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

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940


                                October 11, 2005


Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of DSA Financial Corporation (the "Company"), which will be held at the office of Dearborn Savings Association, F.A. (the "Association") located at 141 Ridge Avenue, Lawrenceburg, Indiana at 4:00 p.m. (Eastern Standard Time) on November 10, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and the Association, the wholly owned subsidiary of the Company. Directors and officers of the Company and the Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of an amendment to the Company's Certificate of Incorporation, the approval of the Company's 2005 Stock-Based Incentive Plan and the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending June 30, 2006. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                           Sincerely,

                                           /s/ Edward L. Fischer

                                           Edward L. Fischer
                                           President and Chief Executive Officer

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025

                                 (812) 537-0940

                                    NOTICE OF
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 10, 2005

        Notice is hereby given that the Annual Meeting of Stockholders of DSA Financial Corporation (the "Company") will be held at the office of Dearborn Savings Association, F.A. (the "Association") located at 141 Ridge Avenue, Lawrenceburg, Indiana, on November 10, 2005 at 4:00 p.m., Eastern Standard Time.

        A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors;

        2. The approval of an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of common stock and preferred stock;

        3. The approval of the DSA Financial Corporation 2005 Stock-Based Incentive Plan;

        4. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 29, 2005, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Association, 118 Walnut Street, Lawrenceburg, Indiana for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                          By Order of the Board of Directors

                                          /s/ Karleen McGraw

                                          Karleen McGraw
                                          Secretary
Lawrenceburg, Indiana
October 11, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                            DSA FINANCIAL CORPORATION
                                118 WALNUT STREET
                           LAWRENCEBURG, INDIANA 47025
                                 (812) 537-0940

                      ------------------------------------
                                 PROXY STATEMENT
                      ------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 10, 2005

                      ------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of DSA Financial Corporation to be used at the Annual Meeting of Stockholders of DSA Financial Corporation (the "Annual Meeting"), which will be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, on November 10, 2005, at 4:00 p.m., Eastern Standard Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 11, 2005.

        Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of DSA Financial Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the amendment to the Company's Certificate of Incorporation, "FOR" the adoption of the Company's 2005 Stock-Based Incentive Plan and "FOR" the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2006.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

        Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of DSA Financial Corporation, Karleen McGraw, at the address of DSA Financial Corporation shown on the cover page of this Proxy Statement, or by delivering to DSA Financial Corporation a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of DSA Financial Corporation prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, however, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

        The cost of solicitation of proxies in the form enclosed herewith will be borne by DSA Financial Corporation. Proxies may also be solicited personally or by mail and telephone by DSA Financial Corporation's directors, officers and regular employees, without additional compensation therefor. DSA Financial Corporation will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

        Holders of record of DSA Financial Corporation's common stock, par value $0.01 per share, as of the close of business on September 29, 2005 are entitled to one vote for each share then held, except as described below. As of September 29, 2005, DSA Financial Corporation had 1,644,242 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        In accordance with the provisions of DSA Financial Corporation's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. DSA Financial Corporation's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to DSA Financial Corporation to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

        As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and DSA Financial Corporation's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

        As to the approval of the amendment to the Certificate of Incorporation, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or (iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote by a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute approval by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

        As to the approval of the 2005 Stock-Based Incentive Plan, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or
(iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote by a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute approval by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

        As to the ratification of the appointment of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or (iii) vote to "ABSTAIN" from voting on such matter. The affirmative vote by a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute ratification by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

        Proxies solicited hereby will be returned to DSA Financial Corporation, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with DSA Financial Corporation and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of September 29, 2005, the shares of Common Stock beneficially owned by each person known to DSA Financial Corporation who was the beneficial owner of more than 5% of the outstanding shares of Common Stock.

                                   AMOUNT OF SHARES OWNED AND
     NAME AND ADDRESS OF              NATURE OF BENEFICIAL           PERCENT OF SHARES OF
      BENEFICIAL OWNER                    OWNERSHIP (1)            COMMON STOCK OUTSTANDING
      ----------------                    -------------            ------------------------
David P. Lorey                                95,681                          5.8%
118 Walnut Street
Lawrenceburg, Indiana  47025

---------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

                        PROPOSAL 1--ELECTION OF DIRECTORS

        Directors of DSA Financial Corporation are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated Edward L. Fischer and Richard Meador, III to serve as directors, each of whom currently serves as a member of the Board of Directors.

        The table below sets forth certain information regarding DSA Financial Corporation's Board of Directors and nominees. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                     POSITION(S) HELD                    TERM TO EXPIRE      SHARES OF COMMON STOCK
                                    WITH DSA FINANCIAL     DIRECTOR     FOLLOWING FISCAL      BENEFICIALLY OWNED ON    PERCENT
       NAME               AGE          CORPORATION         SINCE(1)    YEAR ENDING JUNE 30     SEPTEMBER 29, 2005      OF CLASS
---------------------  ---------  ----------------------  ----------  ---------------------  ----------------------  ------------

                                                               NOMINEES

Edward L. Fischer          53        President, Chief        2002              2005                   66,351(2)          4.0%
                                    Executive Officer
                                       and Director
Richard Meador, III        70            Director            1983              2005                    5,716               *

                                                      DIRECTORS CONTINUING IN OFFICE

Ronald J. Denney           57            Director            1976              2006                   44,524(3)          2.7
Dr. Dennis Richter         57            Director            1986              2006                   53,868(4)          3.3
Robert P. Sonntag          70     Chairman of the Board      1971              2007                   36,131             2.2
David P. Lorey             49            Director            1992              2007                   95,681(5)          5.8

                                                  EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Thomas J. Sicking          65         Vice President          N/A                N/A                  21,522(6)          1.3
Steven R. Doll             53       Vice President and        N/A                N/A                   4,300(7)            *
                                 Chief Financial Officer
Delmar C. Schiferl         44    Vice President/Director      N/A                N/A                   5,363(8)            *
                                       of Lending
All directors and                                                                                    333,456            20.3
executive offices as a
group (9 persons)

-------------------------------
*       Less than 1%.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) Includes 13,871 shares held by the employee stock ownership plan and 14,240 shares held by Mr. Fischer's spouse.
(3) Includes 2,714 shares held by a retirement plan of which Mr. Denney is the trustee with voting power and 339 shares owned by Mr. Denney's spouse.
(4) Includes 39,954 shares held by a family limited partnership and 1,065 shares held by Dr. Richter's wife in an individual retirement account.
(5)     Includes 7,535 shares held by Mr. Lorey's daughters.
(6)     Includes 6,585 shares held by the employee stock ownership plan.
(7)     Includes 908 shares held by the employee stock ownership plan.
(8)     Includes 971 shares held by the employee stock ownership plan.

DIRECTORS

        The principal occupation during the past five years of each director and executive officer of DSA Financial Corporation is set forth below. All directors have held their present positions for at least five years unless otherwise stated.

        ROBERT P. SONNTAG has served as the Chairman of the Board of Directors of Dearborn Savings Association since 1992 and Dearborn Financial Corporation since its formation in 1999. Mr. Sonntag has served as the President of Sonntag Accountancy Corporation since 1967.

        EDWARD L. FISCHER has served as President of Dearborn Savings Association since 1996 and Dearborn Financial Corporation since its formation in 1999. Mr. Fischer joined Dearborn Savings Association in 1993 as Chief Financial Officer and Treasurer.

        RONALD J. DENNEY is the funeral director at Fitch Denney Funeral Home, Inc., located in Lawrenceburg, Indiana, a position he has held since 1973.

        DAVID P. LOREY is a private land owner and developer.

        RICHARD MEADOR, III is retired. Prior to 1992, Mr. Meador owned Meador's Fitness Center, located in Lawrenceburg, Indiana since 1974.

        DR. DENNIS RICHTER has been self-employed as an optometrist in Lawrenceburg, Indiana since 1974.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        THOMAS J. SICKING has served as Vice President of Dearborn Savings Association since January 1997 and Vice President of Dearborn Financial since its formation in 1999.

        STEVEN R. DOLL was hired by Dearborn Savings Association in March 2002. Mr. Doll served as accounting manager of Sharefax Credit Union, located in Batavia, Ohio from March 2001 until March 2002, and was Chief Financial Officer of Ameriana Bank of Ohio, located in Cincinnati, Ohio, from 1993 until December 2001.

        DELMAR C. SCHIFERL was hired by Dearborn Savings Association in March 2002, and serves as Vice President/Director of Lending. Prior to joining Dearborn Savings Association, Mr. Schiferl worked at Advantage Bank from February 1996 until March 2002.

INDEPENDENT DIRECTORS

        The Board of Directors has determined that Directors Denney, Lorey, Meador, Richter and Sonntag are "independent" are defined in the Nasdaq corporate governance listing standards. Director Fischer is not considered "independent" because of his position as an employee of Dearborn Savings Association.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The business of DSA Financial Corporation and Dearborn Savings Association is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of DSA Financial Corporation met six times during the fiscal year ended June 30, 2005. During the fiscal year ended June 30, 2005, the Board of Directors of Dearborn Savings Association held 24 meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of DSA Financial Corporation and Dearborn Savings Association. The following is a discussion of certain committees of Dearborn Savings Association. Dearborn Savings Association's Audit Committee functions as the audit committee of DSA Financial Corporation, and Dearborn Savings Association's Compensation Committee functions as the compensation committee of DSA Financial Corporation.

        The Executive Committee is authorized to act with the same authority as the Board of Directors of DSA Financial Corporation between meetings of the Board. Messrs. Sonntag, Fischer, Meador and Lorey serve as members of this committee. The Executive Committee did not meet during fiscal 2005.

        The Audit Committee consists of Messrs. Sonntag, Richter and Lorey. The Board of Directors of DSA Financial Corporation has determined that Director Sonntag qualifies as an "audit committee financial expert" and is serving as such for the Audit Committee. The Audit Committee met four times during fiscal 2005.

        The duties and responsibilities of the Audit Committee include, among other things:

        o retaining, overseeing and evaluating a firm of independent certified public accountants to audit DSA Financial Corporation's annual financial statements;

        o approving all engagements for audit and non-audit services by the independent registered public accounting firm;

        o reviewing the financial statements and the audit report with management and the independent registered public accounting firm; and

        o       reviewing the adequacy of the audit committee charter.

        The Compensation Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors. Currently the entire Board serves as this committee. The Compensation Committee met once during fiscal 2005.

        The non-employee directors of DSA Financial Corporation serve as the Nominating Committee. The Nominating Committee met once during fiscal 2005.

        Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. DSA Financial Corporation's Board of

Directors has adopted a written charter for the Committee, which was previously attached as an appendix to the Company's Proxy Statement for its 2004 Annual Meeting of Stockholders.

        The duties of the Nominating Committee include the following:

        o evaluating current directors for nomination for re-election to the Board of Directors;

        o evaluating other potential candidates for nomination for election to the Board of Directors;

        o if applicable, evaluating and recommending to the Board of Directors the persons who should be appointed to the Board; and

        o reviewing and reassessing the adequacy of the Nominating Committee Charter annually and recommending any proposed changes to the Board of Directors for approval.

        The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to DSA Financial Corporation's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Accordingly, the Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size, or change the composition of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee shall have sole authority to approve related fees and retention terms. The Nominating Committee may appoint a sub-committee (so long as such committee is composed solely of independent directors) to assist the Nominating Committee in performing its duties. The Nominating Committee will apply the criteria for candidates established by the Board of Directors.

        The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by DSA Financial Corporation's stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary at 118 Walnut Street, Lawrenceburg, Indiana 47025. The Corporate Secretary must receive a submission not less than 150 days prior to the date (month and day) of DSA Financial Corporation's proxy materials for the preceding year's annual meeting. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, to be timely the recommendation for Director must be delivered no later than the close of business on the

10th day following the day on which public announcement of the date of such meeting is first made. The submission must include the following information:

        o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

        o the name and address of the stockholder as they appear on DSA Financial Corporation's books, and number of shares of DSA Financial Corporation's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of DSA Financial Corporation that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and DSA Financial Corporation;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of DSA Financial Corporation and its affiliates;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in DSA Financial Corporation's Bylaws.

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD. A stockholder of DSA Financial Corporation who wants to communicate with the Board of Directors or with any individual director can write to the Board of Directors or the individual director, c/o DSA Financial Corporation, 118 Walnut Street, Lawrenceburg, Indiana 47025. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the President and Chief Executive Officer will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, or forward the communication for response by another employee of DSA Financial Corporation. For example, a request for information about DSA Financial Corporation or a stock-related matter may be forwarded to DSA Financial Corporation's stockholder relations officer; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        The President and Chief Executive Officer shall make those communications that were not forwarded available to the Directors on request.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

        DSA Financial Corporation does not have a policy regarding director attendance at annual meetings of stockholders. All of DSA Financial Corporation's directors attended the prior year's annual meeting of stockholders.

CODE OF ETHICS

        DSA Financial Corporation has adopted a Code of Ethics that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics was previously attached as an appendix to the Company's Proxy Statement for its 2004 Annual Meeting of Stockholders. Amendments to and waivers from the Code of Ethics will be disclosed on DSA Financial Corporation's website.

AUDIT COMMITTEE REPORT

        In accordance with rules established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which was previously attached as an appendix to the Company's Proxy Statement for its 2004 Annual Meeting of Stockholders.

        As part of its ongoing activities, the Audit Committee has:

        o Reviewed and discussed with management DSA Financial Corporation's audited consolidated financial statements for the fiscal year ended June 30, 2005;

        o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with the independent registered public accounting firm their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in DSA Financial Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005 and be filed with the SEC.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that DSA Financial Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                Robert P. Sonntag
                                 Dennis Richter
                                 David P. Lorey

DIRECTOR COMPENSATION

        DIRECTORS FEES. Directors of DSA Financial Corporation are not compensated for service on DSA Financial Corporation's Board of Directors or Committees of DSA Financial Corporation's Board of Directors. Each non-employee director of Dearborn Savings Association receives $14,900 per year, in addition to the amounts as described below, for service on the Board of Directors. Mr. Sonntag receives an additional $2,000 as Chairman of the Board of Dearborn Savings Association, Messrs. Meador and Denney receive $5,000 per year as members of Dearborn Savings Association's Loan Committee, and Messrs. Lorey, Richter and Sonntag receive $3,000 per year as members of Dearborn Savings Association's Asset and Liability and Strategic Planning Committee and $600 per year as members of Dearborn Savings Association's Audit Committee.

        DIRECTOR DEFERRED COMPENSATION AGREEMENTS. Dearborn Savings Association entered into Director Deferred Compensation Agreements with Messrs. Denney, Meador, Richter and Sonntag in January 1992 and with Mr. Lorey in August 1992 ("Director Agreements"). Pursuant to the Director Agreements, the Directors of Dearborn Savings Association defer receipt of monthly Board fees of $142 ($250 for Messrs. Lorey and Denney) for a period of up to 156 months. The Director Agreements provide that at each director's normal retirement following his 70th birthday, Dearborn Savings Association will begin paying a monthly deferred compensation benefit of $2,269, $4,221, $659, $1,465 and $595, respectively, for Messrs. Denney, Lorey, Meador, Richter and Sonntag. In the event a director defers fees for a period of less than the full deferral period, he shall be entitled to receive, upon reaching his normal retirement age, a deferred compensation benefit determined by multiplying the amounts listed above by a fraction, the numerator of which is equal to the total amount of Board fees that were actually deferred and the denominator of which is the total amount of Board fees that would have been deferred during the entire deferral period if all deferrals had been made. Such benefits shall be payable for 15 years, or at the election of each director or his beneficiary, in a lump sum. In the event of death or disability prior to termination of service, a death benefit of the full amount payable if fees were deferred for the entire deferral period shall be payable to the director's beneficiaries for 15 years.

        Dearborn Savings Association has funded its obligations under the Director Agreements by purchasing single premium life insurance policies. The directors and their beneficiaries have no rights to the insurance policies acquired by Dearborn Savings Association and have only the rights of unsecured general creditors of Dearborn Savings Association. The cash surrender value of these policies is an asset of Dearborn Savings Association that was valued at approximately $1.9 million as of June 30, 2005. Each year Dearborn Savings Association will record an expense which is calculated ratably over the remaining anticipated years of service of the directors. This expense was approximately $28,000 during the year ended June 30, 2005.

        DIRECTORS' RETIREMENT PLAN. Effective August 1, 2005, Dearborn Savings Association adopted a retirement plan for directors, which replaces the directors emeritus program previously adopted by Dearborn Savings Association. Directors Dennis G. Richter, Ronald J. Denney, Richard B. Meador, and Robert P. Sonntag participate in the directors' retirement plan. Upon reaching the benefit age determined in each director's joinder agreement, a director is entitled to a retirement benefit as set forth in the joinder agreement, payable in monthly installments over 120 consecutive months. In the event a director dies after commencement of his retirement benefit payments but before completion of such payments, the director's beneficiary will receive a continuation of the monthly benefits for the remainder of the payout period. If a director dies while in the service of Dearborn Savings Association but prior to attaining his benefit age, the director's beneficiary will receive a survivor's benefit equal to the director's full retirement benefit, commencing within 30 days of the director's death and payable over 120 consecutive months. In addition, upon a director's death, the beneficiary generally will be entitled to a one-time lump sum death benefit of $10,000, unless the beneficiary receives a supplemental death benefit for burial expenses of at least $10,000 under any other non-qualified deferred compensation plan sponsored by Dearborn Savings Association. In the event a director's service is voluntarily or involuntarily terminated prior to the director's benefit age for any reason other than cause, death, disability, or following a change in control, the director will be entitled to the annuitized value of his accrued benefit, plus interest accrued on such benefit from the date of the director's termination until the director's benefit age, payable in monthly installments throughout the payout period. In the event of a director's voluntary or involuntary separation from service within three years following a change in control, other than due to termination for cause, the director will be entitled to his full retirement benefit as if the director had served until his benefit age, commencing within 30 days following his separation from service and payable in monthly installments throughout the payout period.

EXECUTIVE COMPENSATION

        The following table sets forth for the three years ended June 30, 2005, certain information as to the total remuneration paid by DSA Financial Corporation to its Chief Executive Officer. No other officer received total annual compensation in excess of $100,000 during the fiscal year ended June 30, 2005.

                                                                                            LONG-TERM COMPENSATION
                                                                                 -------------------------------------------------
                                             ANNUAL COMPENSATION                        AWARDS                   PAYOUTS
                             --------------------------------------------------  ---------------------  --------------------------
                               YEAR                                              RESTRICTED  OPTIONS/
     NAME AND PRINCIPAL       ENDED                             OTHER ANNUAL       STOCK       SARS      LTIP        ALL OTHER
         POSITION              6/30    SALARY       BONUS      COMPENSATION (1)  AWARDS (2)    (#)      PAYOUTS   COMPENSATION (3)
---------------------------  ------  -----------  ----------  -----------------  ----------  ---------  --------  ----------------
Edward L. Fischer,            2005    $  92,465   $  20,000      $ 13,618         $     --      --      $    --     $   3,423
President, Chief Executive    2004       88,910      20,000        12,100               --      --           --         5,228
Officer and Director          2003       85,490      17,500        10,785           87,380      --           --         4,935

------------------------
(1) Includes employer payments for auto insurance, health insurance and annual dues at a golf club.
(2) Represents the fair market value of shares granted pursuant to the Dearborn Financial Corporation 2002 Recognition and Retention Plan. Dividends are paid on the restricted stock and participants can vote the restricted stock to the extent shares have vested or are available for issuance. At June 30, 2005 6,918 shares of unvested restricted stock awards were held by Mr. Fischer.
(3)     Includes employer contributions to the Simplified Employee Pension Plan.

        EMPLOYMENT AGREEMENTS. Dearborn Savings Association entered into an employment agreement with President and Chief Executive Officer Edward L. Fischer on June 23, 2005. DSA Financial Corporation is the signatory to the agreement for the sole purpose of guaranteeing payments thereunder. The agreement will have an initial term of three years, and shall automatically renew on each day so that the remaining term shall be thirty-six (36) full calendar months, subject to termination on notice as provided in the agreements. Under the agreement, the initial base salary for Mr. Fischer is $96,165. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive's employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

        Certain events resulting in the executive's termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive's employment is terminated for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to his executive position, (ii) a significant change in the nature or scope of the executive's authority, (iii) the liquidation or dissolution of Dearborn Savings Association or DSA Financial Corporation that would affect the status of the executive, or (iv) a breach of the employment agreement by the applicable corporation, then the executive would be entitled to a severance payment under the agreement. The severance payment would be equal to three times the sum of the executive's base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, at the executive's election, either in a lump sum or in bi-weekly installments during the remaining term of the agreement. In the event of a change in control (as defined in the plan) followed by the involuntary termination or voluntary resignation of the executive from Dearborn Savings Association, the executive would be entitled to the payment of a sum equal to three times base salary and the highest rate of bonus awarded to the executive during the prior three years, payable, at his election, in a lump sum or bi-weekly during the remaining term of the agreement.

In addition, the executive would be entitled, at Dearborn Savings Association's expense, to the continuation of substantially comparable life, medical, dental and disability coverage for a period of thirty-six (36) months from the date of termination. In the event payments to the executive include an "excess parachute payment" as defined in the Internal Revenue Code, payments under the employment agreements with Dearborn Savings Association would be reduced in order to avoid this result.

        Upon termination of the executive's employment other than in connection with a change in control, the executive agrees not to compete with Dearborn Savings Association for a period of one year following termination of employment within twenty-five (25) miles of any existing branch of Dearborn Savings Association, or within twenty-five (25) miles of any office in which Dearborn Savings Association has filed an application for regulatory approval to establish an office. Should the executive become disabled, he would be entitled to the payment of 100% of his base salary for one year following such termination provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation he would receive. In the event the executive dies while employed by Dearborn Savings Association, the executive's estate will be paid the executive's base salary for one year and the executive's family will be entitled to continuation of medical, dental and other insurance benefits normally provided for an executive's family for one year.

        CHANGE IN CONTROL AGREEMENTS. Dearborn Savings Association, F.A. entered into agreements with three officers of Dearborn Savings Association on June 23, 2005, which would provide certain benefits in the event of a change in control of Dearborn Savings Association or DSA Financial Corporation. Each of the agreements provides for a term of twenty-four (24) months. Commencing on each anniversary date, the Board of Directors may extend any change in control agreement for an additional year. The change in control agreements enable Dearborn Savings Association to offer to designated officers certain protections against termination without cause in the event of a change in control (as defined in the agreements).

        Following a change in control of DSA Financial Corporation or Dearborn Savings Association, F.A., an officer is entitled to a payment under a change in control agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event that an officer who is a party to a change in control agreement is entitled to receive payments pursuant to the change in control agreement, he will receive a cash payment, subject to applicable withholding taxes, equal to the product of (x) one-fourth of the sum of (i) base salary, and (ii) highest rate of bonus awarded to the executive during the prior three years, multiplied by (y) the number of years the executive has been employed by Dearborn Savings Association, with a maximum severance payment equal to two (2) times the product of (i) and (ii), above. In addition to the severance payment, each covered officer shall receive continued life, health and dental coverage for a number of months from the date of termination equal to the number of years the executive has been employed by Dearborn Savings Association. Notwithstanding any provision to the contrary in the change in control agreement, payments under the change in control agreements are limited so that they will not constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code.

        RECOGNITION AND RETENTION PLAN. During the fiscal year ended June 30, 2002, Dearborn Financial Corporation adopted, and Dearborn Financial Corporation's stockholders approved, the Dearborn Financial Corporation 2002 Recognition and Retention Plan (the "Recognition and Retention Plan"). Pursuant to the Recognition and Retention Plan, 4,240 shares (split adjusted) of common stock were awarded to each of our non-employee directors, Messrs. Denney, Lorey, Meador, Richter and Sonntag, and 11,534 shares (split adjusted) were awarded to President, Chief Executive Officer and Director Fischer. Grants vest over five years, commencing February 26, 2004.

        The following table sets forth information with respect to equity compensation plans (other than the employee stock ownership plan) that have been approved by stockholders.

================================ ============================ ======================== =============================
                                  NUMBER OF SECURITIES TO BE
                                  ISSUED UPON EXERCISE OF                                   NUMBER OF SECURITIES
  EQUITY COMPENSATION PLANS       OUTSTANDING OPTIONS AND          WEIGHTED AVERAGE       REMAINING AVAILABLE FOR
  APPROVED BY STOCKHOLDERS                 RIGHTS                   EXERCISE PRICE          ISSUANCE UNDER PLAN
-------------------------------- ---------------------------- ------------------------ -----------------------------
Recognition and Retention Plan             19,643 (1)                     N/A                         0
-------------------------------- ---------------------------- ------------------------ -----------------------------
          Total                            19,643                         N/A                         0
================================ ============================ ======================== =============================

---------------
(1)     Represents shares that have been granted but have not yet vested.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of DSA Financial Corporation is registered pursuant to
Section 12(g) of the Exchange Act. The officers and directors of DSA Financial Corporation and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the shares of common stock. SEC rules require disclosure in DSA Financial Corporation's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on DSA Financial Corporation's review of such ownership reports, DSA Financial Corporation believes that Director Lorey filed one late Form 4 with respect to a purchase of 1,000 shares of common stock, and that no other officer, director or 10% beneficial owner of DSA Financial Corporation failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2005.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        Federal law and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees, and Dearborn Savings Association has extended loans to certain of its executive officers and directors pursuant to these regulations.

        Other than as described above, all loans, the principal balances of which exceeded $60,000 at any time during the fiscal year ended June 30, 2005, made by Dearborn Savings Association to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

                PROPOSAL 2--DECREASE IN AUTHORIZED CAPITAL STOCK

        DSA Financial Corporation's authorized capital stock consists of 6,000,000 shares, of which 5,000,000 are common stock, par value $0.01 per share, and 1,000,000 are preferred stock, par value $0.01 per share. At the Annual Meeting, DSA Financial Corporation's Board of Directors will ask stockholders to approve an amendment to the Certificate of Incorporation to decrease the number of authorized shares of DSA Financial Corporation's capital stock from 6,000,000 to 2,510,000 shares, of which 2,500,000 will be shares of common stock and 10,000 will be shares of preferred stock. Following the amendment, Paragraph A of Article 4 of the Certificate of Incorporation would read as follows:

        A. The total number of shares of all classes of stock that the Corporation shall have authority to issue is two million, five hundred and ten thousand (2,510,000) consisting of:

                1. Ten thousand (10,000) shares of Preferred Stock, par value one cent ($0.01) per share (the "Preferred Stock"); and

                2. Two million, five hundred thousand (2,500,000) shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock").

        The proposed amendment is identical to the existing text in paragraph A of Article 4 of the current Certificate of Incorporation, except that the existing paragraph A provides that the total aggregate number of authorized shares is 6,000,000, consisting of 5,000,000 shares of common stock and 1,000,000 shares of preferred stock.

OVERVIEW

        Under Delaware law, DSA Financial Corporation is required to obtain approval from its stockholders to amend its Certificate of Incorporation to decrease the number of shares of capital stock authorized for issuance. After taking into consideration DSA Financial Corporation's current outstanding equity obligations, the Board of Directors has determined that it is desirable to decrease the number of shares of capital stock authorized for issuance.

        If approved by DSA Financial Corporation's stockholders, the change in authorized shares would become effective as soon as reasonably practicable after the Annual Meeting by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

REASONS FOR PROPOSAL

        DSA Financial Corporation's Certificate of Incorporation currently authorizes the issuance of up to 6,000,000 shares of capital stock, consisting of 5,000,000 shares of common stock and 1,000,000 shares of preferred stock. The following table sets forth DSA Financial Corporation's actual capitalization based on equity ownership information as of September 29, 2005:

                                                               PERCENT OF TOTAL
                                            NUMBER OF SHARES      AUTHORIZED
                                          -------------------  ----------------
    Shares of common stock issued
       and outstanding...............            1,644,242             27.4%
    Shares of common stock issuable
       upon exercise of existing
       options.......................                   --               --
                                             -------------      ------------
       Total.........................            1,644,242             27.4%
                                             =============      ============

        As of September 29, 2005, DSA Financial Corporation had 3,355,758 shares of common stock available for future issuances in excess of the outstanding shares of common stock. As of September 29, 2005, all 1,000,000 shares of preferred stock authorized under the Certificate of Incorporation were unissued.

        As a Delaware corporation, DSA Financial Corporation pays an annual corporation franchise tax under Delaware law. The amount of the tax is based upon the total number of shares authorized by the Certificate of Incorporation. For the calendar year ended December 31, 2004, DSA Financial Corporation's annual franchise tax was $31,200, which was a prorated amount over ten months. DSA Financial Corporation expects that adoption of the proposed amendment will reduce the annual Delaware franchise tax to approximately $15,700, thereby resulting in an estimated annual savings to DSA Financial Corporation of $21,800.

        The Board of Directors believes that it will still have available for issuance a number of authorized shares of common stock and preferred stock that will be adequate to provide for future stock issuances to meet DSA Financial Corporation's future corporate needs. The remaining authorized shares would be available for issuance from time to time at the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law or other agreements and restrictions. The shares would be issuable for any proper corporate purpose, including future acquisitions, capital-raising transactions consisting of either equity or convertible debt, stock splits or issuances under current and future stock plans.

BOARD RECOMMENDATION

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AUTHORIZED FOR ISSUANCE UNDER THE CERTIFICATE OF INCORPORATION.

                          PROPOSAL 3 -- APPROVAL OF THE
            DSA FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN

        The Board of Directors has adopted, subject to stockholder approval, the DSA Financial Corporation 2005 Stock-Based Incentive Plan (the "2005 Plan"), to provide officers, employees and directors of DSA Financial Corporation and Dearborn Savings Association with additional incentives to share in the growth and performance of DSA Financial Corporation. The following is a summary of the material features of the 2005 Plan, which is qualified in its entirety by reference to the provisions of the 2005 Plan attached hereto as Exhibit A.

GENERAL

        The 2005 Plan will remain in effect for a period of ten years following adoption by stockholders. The 2005 Plan authorizes the issuance of up to 110,298 shares of common stock of DSA Financial Corporation pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 42,422 shares may be issued as restricted stock awards, and no more than 67,876 shares may be issued pursuant to exercise of stock options. As of September 29, 2005, the last reported trade in our shares of common stock was for $11.80.

        The 2005 Plan will be administered by the entire Board of Directors or a committee appointed by the Board of Directors, which will include two or more directors of DSA Financial Corporation who must be "non-employee directors," as such term is defined for purposes of Rule 16(b) of the Exchange Act. For purposes of the 2005 Plan, both the entire Board of Directors and the committee are referred to as the "Committee." The Committee has full and exclusive power within the limitations set forth in the 2005 Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2005 Plan's purposes; and interpreting and otherwise construing the 2005 Plan. The 2005 Plan also permits the Board of Directors or the Committee to delegate to one or more officers of DSA Financial Corporation the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them. Each award shall be on such terms and conditions, consistent with the 2005 Plan, as the Committee administering the 2005 Plan may determine.

ELIGIBILITY

        Employees and non-employee directors of DSA Financial Corporation or its subsidiaries are eligible to receive awards under the 2005 Plan. There are five non-employee directors of DSA Financial Corporation and six employees eligible to participate in the 2005 Plan.

TYPES OF AWARDS

        The Committee may determine the type and terms and conditions of awards under the 2005 Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards. Awards may include the following:

        STOCK OPTIONS. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price shall not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2005 Plan means the average of the closing high bid and low asked price of the common stock as reported on the OTC Electronic Bulletin Board (or the average of the high and low quoted sales prices of the common stock on the Nasdaq Stock Market) on the day the option is granted or, if the common stock is not traded on the date of grant, the fair market value shall be determined by the Committee in good faith on an appropriate basis. Stock options may not be granted with a term that is longer than ten years from the date of grant.

        RELOAD OPTIONS. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

        STOCK AWARDS. Stock awards under the 2005 Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the 2005 Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee which set forth the terms and conditions of each award.

        TRANSFERABILITY OF AWARDS. Generally, all awards, except non-statutory stock options, granted under the 2005 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2005 Plan upon the participant's death.

        CHANGE IN CONTROL. Upon the occurrence of an event constituting a change in control of DSA Financial Corporation as defined in the 2005 Plan, all stock options will become fully vested, and all stock awards then outstanding shall vest free of restrictions.

        EFFECT OF TERMINATION OF SERVICE. Unless the Committee specifies otherwise at the time an award is granted, upon the occurrence of the participant's termination of service due to death, disability or normal retirement, all unvested stock options and stock awards made to the participant will become fully vested. Unless the Committee specifies otherwise, a person who is a member of the Board of Directors shall not be deemed to have retired until service as a director or director emeritus has ceased.

TAX CONSEQUENCES

        The following are the material federal tax consequences generally arising with respect to awards granted under the 2005 Plan. The grant of an option will create no tax consequences for an optionee or DSA Financial Corporation. The optionee will have no taxable income upon exercising an incentive stock option and DSA Financial Corporation will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and DSA Financial Corporation will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to DSA Financial Corporation in connection with the disposition of shares acquired pursuant to an option, except that DSA Financial Corporation may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

        With respect to other awards granted under the 2005 Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and DSA Financial Corporation will be entitled to a deduction for the same amount. With respect to awards that are settled in stock, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. DSA Financial Corporation will be entitled to a deduction for the same amount.

NEW PLAN BENEFITS TABLE

        Grants and awards under the 2005 Plan are discretionary and the Committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the 2005 Plan to any individual or group of individuals.

BOARD RECOMMENDATION

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE DSA FINANCIAL CORPORATION 2005 STOCK-BASED INCENTIVE PLAN.

               PROPOSAL 4--RATIFICATION OF THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        DSA Financial Corporation's independent registered public accounting firm for the fiscal year ended June 30, 2005 were Grant Thornton LLP. The Audit Committee of the Board of Directors has reappointed Grant Thornton LLP to continue as the independent registered public accounting firm of DSA Financial Corporation for the fiscal year ending June 30, 2006, subject to ratification of such appointment by the stockholders. It is expected that a representative of Grant Thornton LLP will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton LLP during the fiscal years ended June 30, 2005 and 2004:

        AUDIT FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for professional services rendered by Grant Thornton LLP for the audit of DSA Financial Corporation's annual financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings and engagements was $50,480 and $25,900 during the years ended June 30, 2005 and 2004, respectively.

        AUDIT RELATED FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for assurance and related services rendered by Grant Thornton LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, was $5,880 and $61,205 during the years ended June 30, 2005 and 2004, respectively. Included in audit-related fees for the years ended June 30, 2005 and 2004, are $3,000 and $60,810, respectively, in fees in connection with DSA Financial Corporation's stock offering.

        TAX FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP for professional services rendered by Grant Thornton LLP for tax compliance, tax advice and tax planning was $4,600 and $3,950 during the years ended June 30, 2005 and 2004, respectively. These services primarily included the review of tax returns and quarterly tax provisions.

        ALL OTHER FEES. The aggregate fees billed to DSA Financial Corporation by Grant Thornton LLP that are not described above was $220 and $450 during the years ended June 30, 2005 and 2004, respectively.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the years ended June 30, 2005 and 2004, 100% of audit related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

        The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Grant Thornton LLP's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton LLP's independence in performing its function as auditor of DSA Financial Corporation.

        THE AUDIT COMMITTEE RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF DSA FINANCIAL CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

        The Bylaws of DSA Financial Corporation provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of DSA Financial Corporation not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require DSA Financial Corporation to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

        The date on which the 2006 Annual Meeting of Stockholders is expected to be held is November 10, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Stockholders must be given to DSA Financial Corporation no later than August 10, 2005.

                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in DSA Financial Corporation's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at DSA Financial Corporation's office, 118 Walnut Street, Lawrenceburg, Indiana 47025, no later than June 13, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Karleen McGraw

                                         Karleen McGraw
                                         Secretary

Lawrenceburg, Indiana
October 11, 2005

                                                                       EXHIBIT A

                            DSA FINANCIAL CORPORATION

                         2005 STOCK-BASED INCENTIVE PLAN

1.      PURPOSE OF PLAN.

        The purposes of this 2005 Stock-Based Incentive Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of DSA Financial Corporation and its Affiliates, and to assist all such corporations in attracting and retaining directors, executives and other key employees with experience and ability.

2.      DEFINITIONS.

        (A) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

        (B)     "Association" means Dearborn Savings Association, F.A.

        (C) "Award" means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

        (D) "Board of Directors" means the board of directors of the Company.

        (E)     "Change in Control" means a change in control of a nature that:

                (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

                (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

                (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Association's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction in which the Association or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding anything in this subsection to the contrary, a Change in Control shall not be deemed to have occurred upon the conversion of the Company's mutual holding company parent to stock form, or in connection with any reorganization used to effect such a conversion.

        (F)     "Code" means the Internal Revenue Code of 1986, as amended.

        (G) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

        (H) "Common Stock" means the common stock of the Company, par value $0.01 per share.

        (I) "Company" means DSA Financial Corporation and any entity that succeeds to the business of DSA Financial Corporation.

        (J) "Disability" means a physical or mental condition, determined by the Committee after review of those medical reports deemed satisfactory for such purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on the Participant's education, training and experience.

        (K) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

        (L) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (M) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

        (N) "Fair Market Value" means closing high bid and low asked price with respect to a share of Common Stock as quoted on the National Association of Securities Dealers' "Electronic Bulletin Board" or any similar system then in use, or if the shares of Common Stock listed on the Nasdaq Stock Market, the average of the high and low quoted sales prices on the day in question or, if there have been no sales on such date, the mean between the closing high bid and low asked quotations with respect to a share of Common Stock on such date, or if none of the foregoing is applicable, the fair market value on such date of a share of Common Stock as the Committee shall determine in good faith on an appropriate basis.

        (O) "Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

        (P) "Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

        (Q)     "OTS" means the Office of Thrift Supervision.

        (R) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

        (S) "Outside Director" means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

        (T) "Participant" means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

        (U) "Plan" means this DSA Financial Corporation 2005 Stock-Based Incentive Plan.

        (V) "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 6.1(a)(v) of the Plan.

        (W) "Restricted Stock" means shares of Common Stock granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

        (X) "Restricted Stock Award" means an Award of shares of restricted stock granted to an individual pursuant to Section 6(b) of the Plan.

        (Y) "Retirement" means retirement from employment with the Company or an Affiliate on or after the Employee's attainment of age 65; provided, however, that unless the Committee specifies otherwise, an Employee who is also a member of the Board of Directors, shall not be deemed to have retired until both service as an Employee and as a member of the Board of Directors has ceased. "Retirement" with respect to an Outside Director means termination of service on the board(s) of directors of the Company or any Affiliate in accordance with applicable Company policy following the provision of written notice to such board(s) of directors of the Outside Director's intention to retire. Notwithstanding the foregoing, unless the Committee specifies otherwise, a director shall not be deemed to have retired if such director becomes a director emeritus following his termination of service as a director.

3.      ADMINISTRATION.

        (A) The Committee shall administer the Plan. The Committee shall consist of the entire Board of Directors, or two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if, considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under this Plan to (a) designate the officers and employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such options or rights.

        (B)     Subject to paragraph (a) of this Section 3, the Committee shall:

                (i) select the individuals who are to receive grants of Awards under the Plan;

                (ii) determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

                (iii) interpret the Plan and Award Agreements (as defined below); and

                (iv) make all other decisions related to the operation of the Plan.

        (C) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

                (i)     the type of Award granted;

                (ii)    the Exercise Price for any Option;

                (iii)   the number of shares or rights subject to the Award;

                (iv)    the expiration date of the Award;

                (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

                (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

        The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.      ELIGIBILITY.

        Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan.

5.      SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

        5.1 Shares Available. Subject to the provisions of Section 7, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

        5.2     Share Limits. Subject to adjustments, if any, provided in
Section 8 (and except for shares awarded pursuant to the exercise of a Reload Option) the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 110,298 shares. The following limits also apply with respect to Awards granted under this Plan:

        (A) The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options granted under this Plan is 67,876 shares. The maximum number of Stock Options that may be granted to any employee is 16,969 shares.

        (B) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 42,422 shares.

        5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under this Plan.

        5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.      AWARDS.

        6.1 The Committee shall determine the type or types of Award(s) to be made to each selected eligible individual. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are:

        (A)     STOCK OPTIONS.

                The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

                Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

                Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

                Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                        (1) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

                        (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                        (3) For purposes of this Section, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory

                                Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

                        (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                        (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                        (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                        (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

        Simultaneously with the grant of any Option to a Participant, the Committee may grant the Participant the right to receive a Reload Option with respect to all or some of the shares covered by such Option. The right to receive a Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below), provided, however, that the right to receive a Reload Option upon the exercise of an Option shall expire upon the termination of employment or service. The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option or to replace Common Stock withheld by the Association for payment of a Participant's withholding tax under Section 9.5. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised, and (iii) a Reload Option issued on the exercise of an Incentive Stock Option may be an Incentive Stock Option or a Non-statutory Stock Option, subject to the application of the limitation set forth in Code Section 422(d). Once a Reload Option is issued on the exercise of an Option, no further reload will be permitted on the exercise of such Reload Option.

        (B)     RESTRICTED STOCK AWARDS.

        The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                (i) Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

        Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                        (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                        (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                        (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

        Issuance of Certificates. Unless otherwise held in trust and registered in the name of the Plan trustee (if appointed by the Company), reasonably promptly after the date of grant of shares of Common Stock pursuant to a Restricted Stock Award, the Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the DSA Financial Corporation 2005 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and DSA Financial Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of DSA Financial Corporation."

        This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

        Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants. Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards may vote or direct the Plan trustee to vote, as applicable, all unvested shares of Common Stock subject to their Restricted Stock Awards.

        6.2 Payments and Deferrals. Payment for Awards may be made in the form of cash, Common Stock, or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

        6.3 Consideration for Awards. The Exercise Price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

        (A) cash, check payable to the order of the Company, or electronic funds transfer;

        (B)     the delivery of previously owned shares of Common Stock;

        (C) reduction in the number of shares otherwise deliverable pursuant to the Award; or

        (D) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under
Section 9.5, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

7.      EFFECT OF TERMINATION OF SERVICE ON AWARDS.

        7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such individual's death, Disability or Retirement.

        7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8.      ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

        8.1 Adjustments. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

                (A) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

                (B) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

        8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

        8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

        8.4 Automatic Acceleration of Awards. Upon a Change in Control of the Company, each Option then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions.

9.      MISCELLANEOUS PROVISIONS.

        9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

        9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

        9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right, at its option, to:

                (A) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

                (B) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion (subject to Section 9.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price, in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee's approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

        9.6     Effective Date, Termination and Suspension, Amendments.

                (A) This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

                (B) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

                (C) Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                (D) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

        9.7 Governing Law; Compliance with Regulations; Construction; Severability.

                (A) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Indiana, except to the extent that federal law shall apply.

                (B) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

                (C) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

        9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 REVOCABLE PROXY

                            DSA FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 10, 2005

        The undersigned hereby appoints the proxy committee of the Board of Directors of DSA Financial Corporation (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders ("Meeting") to be held at the office of Dearborn Savings Association, F.A. located at 141 Ridge Avenue, Lawrenceburg, Indiana, at 4:00 p.m., (Eastern Standard Time) on November 10, 2005. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                             FOR       VOTE WITHHELD

1.      The election as directors of the nominees listed     [ ]             [ ]
        below (except as marked to the contrary below)
        for a three-year term:

        Edward L. Fischer
        Richard Meador, III

        INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY
        INDIVIDUAL NOMINEE, MARK "WITHHELD" AND WRITE
        THAT NOMINEE'S NAME ON THE SPACE PROVIDED.

        _____________________________________________
        _____________________________________________

                                                             FOR           AGAINST          ABSTAIN
2.      The approval of an amendment to the Company's
        Certificate of Incorporation to reduce the           [ ]             [ ]              [ ]
        number of authorized shares of common stock and
        preferred stock.

                                                             FOR           AGAINST          ABSTAIN
3.      The approval of the DSA Financial Corporation
        2005 Stock-Based Incentive Plan.                     [ ]             [ ]              [ ]

                                                             FOR           AGAINST          ABSTAIN
4.      The ratification of the appointment of Grant
        Thornton LLP as independent registered public        [ ]             [ ]              [ ]
        accounting firm for the fiscal year ending June
        30, 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 11, 2005, and audited financial statements.

Dated: _________________, 2005                [ ] Check Box if You Plan to
                                                  Attend Meeting


__________________________________            __________________________________
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


__________________________________            __________________________________
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------